UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2013

TARGACEPT, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51173	56-2020050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 North Main Street, Suite 1510 Winston-Salem, North Carolina		27101
(Address of principal executive offices)		(Zip Code)

(336) 480–2100

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Amendment to Stock Incentive Plan. On May 31, 2013, the stockholders of Targacept, Inc. approved an amendment to the Targacept, Inc. 2006 Stock Incentive Plan, as amended and restated through March 9, 2011 and further amended December 7, 2012, March 13, 2013 and April 10, 2013 (the “Plan”), to increase both the aggregate number of shares of Targacept’s common stock issuable under the Plan and the maximum number of shares that may be issued pursuant to incentive stock options granted under the Plan by 2,500,000 shares (the “Amendment”), in each case subject to adjustments as described in the Plan. The Amendment had previously been approved by Targacept’s Board of Directors, conditional on and effective as of approval of the stockholders.

The number of shares that may now be issued pursuant to: (1) awards granted under the Plan may not exceed the sum of (a) 8,120,000 shares, plus (b) no more than 30,968 shares remaining available for issuance as of the effective date of the Plan under the Targacept, Inc. 2000 Equity Incentive Plan, as amended and restated, or any other prior plan established by Targacept (each, a “Prior Plan”), plus (c) no more than 1,631,110 shares if and to the extent that any of such shares are subject to a Prior Plan award that is forfeited, cancelled, terminated, expires or lapses for any reason without the issuance of shares; and (2) incentive stock options granted under the Plan may not exceed 9,782,078 shares (or such lesser number of shares as may be issuable under the Plan). The number of shares reserved for issuance under the Plan and the terms of awards may be adjusted in the event of certain adjustments in the capital structure of Targacept or an affiliate (for instance, due to a merger, stock split, stock dividend or similar event).

The Plan is administered by the Compensation Committee of the Board, unless the Board elects to administer the Plan in whole or in part. The Board and the Compensation Committee are referred to in this report collectively as the “Administrator.” In certain circumstances, the Administrator may delegate to one or more of Targacept’s officers the authority to grant awards and take related actions (subject to specified restrictions). However, only the Board has authority to grant discretionary awards to nonemployee directors.

Awards that may be granted under the Plan include: (a) stock options in the form of incentive stock options and nonqualified stock options; (b) stock appreciation rights; (c) restricted awards in the form of restricted stock awards and restricted stock units; (d) performance awards in the form of performance shares and performance units; (e) phantom stock awards; and (f) dividend equivalent awards. As of the date of this report, Targacept has granted only stock options under the Plan. No awards may be granted under the Plan after April 10, 2016, and awards that are outstanding as of that date (or any earlier termination date for the Plan established by the Board) will continue in accordance with their terms, unless otherwise provided in the Plan or an award agreement.

The Plan may be amended, altered or terminated at any time by the Board, except to the extent stockholder approval is required by applicable law, rule or regulation. Except for antidilution adjustments in accordance with the Plan and except as may be approved by Targacept’s stockholders: outstanding stock options under the Plan may not be amended to lower their exercise price or exchanged for cash, for stock options with lower exercise prices or for other equity awards, in each case at a time when the original stock option has an exercise price above the fair market value of Targacept’s common stock; and no other action may be taken that would be treated as a repricing under applicable NASDAQ rules. In addition, the Administrator may amend, alter or terminate any award, although not without the recipient’s consent if the recipient’s rights with respect to the award would be materially adversely affected.

The description of the terms of the Plan included in this Item 5.02(e) is qualified in its entirety by reference to the full text of the Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. For additional information regarding the Plan, please refer to ‘Proposal 2—Approval of (a) the Amendment of the Targacept 2006 Stock Incentive Plan to Increase the Number of Available Shares and (b) Certain Terms of the Targacept, Inc. 2006 Stock Incentive Plan for Code Section 162(m) Purposes’ on pages 45 through 56 of Targacept’s definitive proxy statement for the 2013 annual meeting of stockholders filed with the Securities and Exchange Commission on April 17, 2013.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 31, 2013, Targacept held its 2013 annual meeting of stockholders. At the meeting, the stockholders: (1) elected Charles A. Blixt and Alan W. Dunton, M.D. to Targacept’s Board of Directors as Class I directors for a term to expire at the 2016 annual meeting of stockholders, with each such director to hold office until his successor is duly elected and qualified or until his earlier death, retirement, resignation or removal (“Election of Directors”); (2) approved (a) the amendment of the Targacept, Inc. 2006 Stock Incentive Plan to increase the number of available shares and (b) certain terms of the Targacept, Inc. 2006 Stock Incentive Plan designed to preserve the tax deductibility of compensation under the plan pursuant to Section 162(m) of the Internal Revenue Code of 1986 (together, “Plan Matters Vote”); (3) approved, on an advisory basis, the compensation of Targacept’s named executive officers as disclosed in the proxy statement for the meeting (“Advisory Vote on Executive Compensation”); and (4) ratified the appointment of Ernst & Young LLP as Targacept’s independent registered public accounting firm for the fiscal year ending December 31, 2013 (“Auditor Ratification”). A more complete description of each of these matters is set forth in Targacept’s definitive proxy statement filed with the Securities and Exchange Commission on April 17, 2013.

The number of votes cast by the stockholders in favor, against or withheld and, where applicable, the number of abstentions and the number of broker non-votes on each of the foregoing matters are set forth below.

1. Election of Directors

Nominee	Shares Voted For	Shares Voted to Withhold Authority

Charles A. Blixt	25,893,289	343,058

Alan W. Dunton, M.D.	25,682,503	553,844

There were 4,921,309 broker non-votes with respect to this matter.

2. Plan Matters Vote

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-Votes

23,029,452	3,113,255	93,640	4,921,309

3. Advisory Vote on Executive Compensation

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-Votes

25,676,316	342,778	217,253	4,921,309

4. Auditor Ratification

Shares Voted For	Shares Voted Against	Shares Abstaining

31,029,136	116,486	12,034

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	Targacept, Inc. 2006 Stock Incentive Plan, as amended and restated through March 9, 2011 and further amended on December 7, 2012, March 13, 2013 and April 10, 2013 (incorporated by reference to the Appendix to the Company’s Definitive Proxy Statement for its 2013 annual meeting of stockholders filed on Schedule 14A with the Securities and Exchange Commission on April 17, 2013).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARGACEPT, INC.

Date: June 6, 2013	/s/ Peter A. Zorn
Peter A. Zorn
Senior Vice President, Legal Affairs, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Targacept, Inc. 2006 Stock Incentive Plan, as amended and restated through March 9, 2011 and further amended on December 7, 2012, March 13, 2013 and April 10, 2013 (incorporated by reference to the Appendix to the Company’s Definitive Proxy Statement for its 2013 annual meeting of stockholders filed on Schedule 14A with the Securities and Exchange Commission on April 17, 2013).